UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2020

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Fayetteville Street, Suite 1110 Raleigh, North Carolina	27601	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On May 7, 2020, MGT Capital Investments, Inc. (the “Company”) entered into a stipulation of settlement (the “Federal Stipulation”) in connection with a shareholder derivative action filed by shareholder Tyler Tomczak against certain directors and officers of the Company, and naming the Company as a nominal defendant, in the United States District Court for the Southern District of New York, and a shareholder derivative action filed by shareholder Arthur Aviles against certain directors and officers of the Company, and naming the Company as a nominal defendant, in the United States District Court for the District of Delaware (the “Federal Court Derivative Actions”). The consideration for the settlement of the Federal Court Derivative Actions is as follows: (i) the Company shall adopt the revised Director & Officer Questionnaire set out as Exhibit A to the Federal Stipulation; and (ii) defendants Robert B. Ladd, H. Robert Holmes, and Michael Onghai shall collectively pay or cause to be paid $65,000 to the Company. Further the Company shall, subject to court approval, pay a fee and expense award to counsel for the plaintiffs in the Federal Court Derivative Actions of $30,000 and incentive awards of $400 to each of the two plaintiffs in the Federal Court Derivative Actions. A copy of the Federal Stipulation is attached hereto as Exhibit 99.1. A copy of the notice of the proposed settlement of the Federal Court Derivative Actions for current stockholders of the Company is attached hereto as Exhibit 99.2.

The foregoing description of the Federal Stipulation does not purport to be complete and is qualified in its entirety by reference to the Federal Stipulation.

The information contained in this Item 8.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Item 8.01 of this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

This Item 8.01 of this Current Report on Form 8-K and exhibits may contain types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. The Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Federal Stipulation.
99.2	Notice of Proposed Settlement of the Federal Court Derivative Actions.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date:	June 10, 2020	By:	/s/ Robert S. Lowrey
		Name:	Robert S. Lowrey
		Title:	Chief Financial Officer